UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 28, 2007


                         Willis Group Holdings Limited
             (Exact Name of Registrant as Specified in Its Charter)


                                    Bermuda
                 (State or Other Jurisdiction of Incorporation)

              001-16503                                 98-0352587
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       (Commission File Number)              (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 28, 2007, Willis Group Holdings Limited, a Bermuda company (the "Company"), announced the acquisition of Chicago-based InsuranceNoodle, a leading internet distributor of U.S. small business insurance. A copy of the Press Release describing the transaction is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.
       (d)   Exhibits.

             99.1    Press Release of WGHL dated June 28, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WILLIS GROUP HOLDINGS LIMITED


Date: June 28, 2007                        By: /s/ Adam G. Ciongoli
                                               --------------------
                                           Name:    Adam G. Ciongoli
                                           Title:   General Counsel

                                  EXHIBIT INDEX


     Exhibit No.           Description
     -----------           -----------

     99.1                  Press Release of WGHL dated June 28, 2007